Scudder Gold Fund

                                               345 Park Avenue (at 51st Street)
                                                       New York, New York 10154
                                                                 (800) 225-5163

                                                                  July 22, 1996

To the Shareholders:

     A Special Meeting of Shareholders of Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Corporation"), is to be held at 2:00 p.m., eastern time, on Wednesday, September 4, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders will elect five Directors of the Corporation, approve or disapprove a new Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc., approve or disapprove Articles of Amendment and Restatement to the Corporation's Articles of Incorporation, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, and approve or disapprove of the elimination, amendment and/or reclassification of certain fundamental investment restrictions. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

                                                      Respectfully,




                                                      /s/ Daniel Pierce
                                                      Daniel Pierce
                                                      President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

MIS-19-1

                                Scudder Gold Fund


                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Gold Fund:

Please take notice that a Special Meeting of Shareholders of Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Corporation"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Wednesday, September 4, 1996, at 2:00 p.m., eastern time, for the following purposes:

     (1) To elect five Directors to hold office until their respective successors shall have been duly elected and qualified;

     (2) To approve or disapprove a new Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc.;

     (3) To approve or disapprove Articles of Amendment and Restatement to the Corporation's Articles of Incorporation, as amended;

     (4) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997;

     (5)  To  approve  or  disapprove  of  the  elimination,   amendment  and/or
reclassification of certain fundamental investment restrictions.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Fund at the close of business on July 1, 1996 are entitled to vote at the meeting and at any adjournments thereof.

                                         By  Order  of  the Board of Directors,
July 22, 1996                            Thomas F.McDonough, Secretary

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                Scudder Gold Fund
                                 345 Park Avenue
                            New York, New York 10154

                                 PROXY STATEMENT
                                     General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Mutual Funds, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of Scudder Gold Fund (the "Fund"), to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, September 4, 1996 at 2:00 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about July 22, 1996, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Corporation at the principal executive office of the
Corporation, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (4) which require the approval of a plurality and majority, respectively, of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (2), (3) and (5), which require the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the meeting.

     Holders of record of shares of the Fund at the close of business on July 1, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 11,288,581 shares of the Fund outstanding on the Record Date.

     The Fund provides periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling (800) 225-2470 or writing the Fund at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF DIRECTORS

     The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Directors of the Corporation to serve until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Directors to replace such nominee. The Directors recommend that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominee

     The following table sets forth certain information concerning the nominees as Directors of the Corporation. With the exception of Mr. Ladd, each of the nominees is now a Director of the Corporation. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

                                 Present Office with the
                             Corporation, if any; Principal                        Shares
                                Occupation or Employment        Year First       Beneficially
                             and Directorships in Publicly       Became a         Owned on          Percent
     Name (Age)                    Held Companies                Director      June 30, 1996^(1)    of Class
 ----------------------   ------------------------------------  ----------  ---------------------  ----------
 Daniel Pierce (62)*#     President;  Chairman  of  the  Board    1988              855             less than
                          and  Managing  Director  of Scudder,                                      1/4 of 1%
                          Stevens  &  Clark,  Inc.;  Director,
                          Fiduciary  Trust  Company (bank  and
                          trust company) and Fiduciary Company
                          Incorporated   (bank  and      trust
                          company).  Mr.  Pierce serves on the
                          boards  of  an  additional  52 funds
                          managed by Scudder.

 Thomas J. Devine         Consultant.  Mr.  Devine  serves  on    1988               --                --
     (69)                 the  boards  of  an   additional  16
                          funds managed by Scudder.

 Keith R. Fox             President,       Exeter      Capital    1996               --                --
     (42)                 Management    Corporation   (private
                          equity  investment  firm).  Mr.  Fox
                          serves   on   the   boards   of   an
                          additional nine funds.


                                       2

                                 Present Office with the
                             Corporation, if any; Principal                        Shares
                                Occupation or Employment        Year First       Beneficially
                             and Directorships in Publicly       Became a         Owned on          Percent
     Name (Age)                    Held Companies                Director      June 30, 1996^(1)     of Class
 ----------------------   ------------------------------------  ----------  ---------------------  ----------

 Dr. Gordon               Professor  Emeritus  of  Accounting,    1988               145            less than
 Shillinglaw (71)         Columbia  University Graduate School                                      1/4 of 1%
                          of Business.  Dr. Shillinglaw serves
                          on the  boards of an  additional  14
                          funds managed by Scudder.

 Dudley Ladd (52)*        Managing    Director   of   Scudder,     --                 --                --
                          Stevens  &  Clark,   Inc.  Mr.  Ladd
                          serves  on the  boards  of 14  funds
                          managed by Scudder.

                                      Sole            Shared           Sole voting
                                   investment       investment           but no
 All Directors and Officers        and voting       and voting         investment                    Percent
 as a group                           power            power             power^(2)         Total     of Class
                                   ----------       ----------         -----------      --------   ----------
                                      1000              --               59,421          60,421       0.54%

* Persons considered by the Corporation and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Corporation or of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. Messrs. Ladd and Pierce are deemed to be "interested persons" because of their affiliation with the Fund's investment adviser, or because they are Officers of the Corporation or both.

#  Mr. Pierce is a member of the Executive Committee of the Corporation.

^(1)The information as to beneficial ownership is based on statements furnished to the Corporation by the nominees and Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^(2)Shares held with sole voting but no investment power are shares filed in profit sharing and 401(k) for which Jerard K. Hartman serves as Trustee.

     As of June 30, 1996, 870,360 shares in the aggregate, 7.72% of the outstanding shares of the Fund, were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1996, no other person owned beneficially more than 5% of the Fund's outstanding voting securities.

Committees of the Board--Board Meetings

     The Board of Directors met six times during the fiscal year ended June 30, 1996. Each Director attended at least 75% of the total number of regular meetings of the Directors and all Committees of the Board on which they served as regular members.

     The Directors, in addition to an Executive Committee, have an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Directors have an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder (the "Non-Interested Directors"). The Audit Committee met once during the fiscal year ended June 30, 1996 to review with management and the independent accountants, among other things, the scope of the audit and the controls of the Fund and their agents, to review and approve in advance the type of services to be rendered by independent accountants, to recommend the selection of independent accountants for the Fund to the Directors for approval and in general to consider and report to the Directors on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Directors have a Committee on Independent Directors, consisting of the Non-Interested Directors. The Committee is charged with the duty of making all nominations of Non-Interested Directors. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 6, 1996 to consider and to nominate the nominees set forth above.

Honorary Director

     Robert G. Stone, Jr. serves as an Honorary Director of the Corporation. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

Executive Officers

     In addition to Mr. Pierce, a Director who is also an Officer of the Corporation, the following persons are Executive Officers of the Corporation:

                                         Present Office with the Corporation;              Year First
             Name (Age)                 Principal Occupation or Employment^(1)         Became an Officer^(2)
             ----------                 -------------------------------------         ---------------------
 Jerard K. Hartman (63)              Vice President; Managing Director of                     1988
                                     Scudder, Stevens & Clark, Inc.

 Thomas W. Joseph (57)               Vice President; Principal of Scudder,                    1988
                                     Stevens & Clark, Inc.

 David S. Lee (62)                   Vice President; Managing Director of                     1988
                                     Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (49)            Vice President and Secretary; Principal of               1988
                                     Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)              Vice President and Treasurer; Managing                   1989
                                     Director of Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (51)            Vice President and Assistant Treasurer;                  1988
                                     Principal of Scudder, Stevens & Clark, Inc.

 Juris Padegs (65)                   Vice President and Assistant Secretary;                  1988
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.

                                       4

                                         Present Office with the Corporation;              Year First
             Name (Age)                 Principal Occupation or Employment^(1)         Became an Officer^(2)
             ----------                 -------------------------------------         ---------------------
 Kathryn L. Quirk (43)               Vice President and Assistant Secretary;                  1988
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.

 Coleen Downs Dinneen (35)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.


   (1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

   (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Corporation.

Transactions with and Remuneration of Officers and Directors

     The aggregate direct remuneration of the Non-Interested Directors of the Corporation was $28,615, including expenses, during the fiscal year ended June 30, 1996. Each such Non-Interested Director currently receives an annual Director's fee of $4,000 and a fee of $400 for each Directors' meeting, Audit Committee meeting or meeting held for the purpose of considering contractual arrangements between the Corporation and Scudder and $150 for each other committee meeting attended. Scudder supervises the Fund's investments and pays the compensation and expenses of the personnel of Scudder who serve as Directors and Officers of the Corporation, and receives an investment advisory fee. Several of the Corporation's Officers and Directors are also officers or employees of Scudder, Scudder Fund Accounting Corporation, Scudder Service Corporation or Scudder Trust Company and they may therefore be deemed to participate in the fees paid to those firms, although the Corporation makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Corporation.

Column (2) Aggregate compensation received by a Director from the Corporation.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Corporation does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Corporation plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided. Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1995
 ---------------------------------------------------------------------------------------------------------
                (1)                      (2)               (3)              (4)              (5)
          Name of Person,             Aggregate         Pension or       Estimated    Total Compensation
             Position                Compensation       Retirement        Annual           From the
                                         from        Benefits Accrued  Benefits Upon   Corporation and
                                    Scudder Mutual   As Part of Fund    Retirement    Fund Complex Paid
                                     Funds, Inc.     Complex Expenses                    to Directors
 ---------------------------------------------------------------------------------------------------------
 Thomas J. Devine,                      $9,000             N/A              N/A            $146,267
 Director                                                                                 (17 funds)

 Keith R. Fox,                             --*             N/A              N/A            $1,686+
 Director                                                                                 (2 funds)

 Dr. Gordon Shillinglaw,                $9,400             N/A              N/A            $102,097
 Director                                                                                 (15 funds)

 Robert G. Stone, Jr.,                  $9,000**         $6,788***        $6,000***        $144,302
 Honorary Director                                                                        (15 funds)

*   Mr. Fox became a Director on January 1, 1996.

**  Mr. Stone became an Honorary Director on January 1, 1996.

*** Retirement   benefits   accrued  and  proposed  to  be  paid  as  additional
    compensation for serving on the Board of The Japan Fund, Inc.

+ Does not reflect Mr. Fox's membership on the Boards of seven other Scudder funds of which he was elected to after December 31, 1995.


Required Vote

     Election of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Directors recommend that shareholders vote in favor of each of the nominees.

                  (2) APPROVAL OR DISAPPROVAL OF THE INVESTMENT
                              MANAGEMENT AGREEMENT

     Scudder acts as investment manager to the Fund pursuant to an Investment Management Agreement (the "present Agreement") dated August 22, 1988, between the Corporation, on behalf of the Fund, and Scudder.

     The Directors unanimously recommend that the shareholders approve a proposed Investment Management Agreement (the "proposed Agreement") in place of the present Agreement. At a meeting held on June 4, 1996 the Directors, including the Non-Interested Directors, approved the terms of the proposed Agreement and its adoption subject to approval by shareholders.

     In approving the Agreement and recommending its approval by shareholders, the Directors, considering the best interests of the shareholders of the Fund, took into account all such factors as they deemed relevant. Among such factors were the nature, quality and extent of the services furnished by Scudder to the Fund; the advantages and possible disadvantages to the Fund of having a manager which also serves other investment companies and private accounts; the investment record of Scudder; possible economies of scale; comparative data as to advisory fees; the risks assumed by Scudder; possible benefits to Scudder from serving as manager to, and of an affiliate of Scudder serving as principal underwriter of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and highly capitalized companies which spend, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder; the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; and various other factors. Set forth below is a description of the principal differences between the present Agreement and the proposed Agreement as well as a description of those provisions which are the same under both Agreements.The proposed Agreement is attached hereto as Exhibit A.

     The present Agreement provides that Scudder be paid a monthly fee, payable in dollars, at an annual rate of 1% of the Fund's average daily net assets. As of June 30, 1996, assets of the Fund were $174 million. The proposed Agreement does not include any changes to the existing management fee structure paid to Scudder.

Description of the Proposed Agreement

     Under the proposed Agreement, Scudder will provide the Fund with continuing investment management. Under the present Agreement, Scudder provides the Fund with investment research, advice and supervision, and furnishes an investment program. Under both Agreements, Scudder determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation and By-Laws, and the Fund's investment objective, policies and restrictions, the Investment Company Act of 1940, as amended (the "1940 Act"), and such policies and instructions as the Directors may determine.

     In addition to the provision of portfolio management services and the payment of the Fund's office rent, under the proposed Agreement Scudder will render significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Securities and Exchange Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

     Under the present Agreement, Scudder pays the Fund's office rent and provides investment advisory services. The Fund is responsible for all of its other expenses, including clerical salaries, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; portfolio pricing services; taxes and governmental fees; the fees and expenses of the transfer agent; and any other expenses, including clerical expenses, of issue, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Directors; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of the Fund with respect thereto. Under the present Agreement the Fund is responsible for the cost of preparing reports and notices to Directors and shareholders.

     Under the proposed Agreement, Scudder will provide the Fund with portfolio management services and administrative services (which include provision of office facilities) necessary for operating as an open-end investment company and not provided by third parties including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons; preparing and making filings with the Securities and Exchange Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semiannual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities, the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors.

     Under the present Agreement Scudder pays the compensation and expenses of all officers and executive employees of the Fund, but under the proposed Agreement, Scudder would pay only the compensation and expenses of officers and executive employees of the Fund affiliated with Scudder. (Historically, all officers and executive employees have been affiliated with Scudder.) Under both Agreements, Scudder makes available, without expense to the Fund, the services of such Directors, officers and employees as may be duly elected officers or Directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law. Under both Agreements, the Fund is responsible for the fees and expenses of Directors not affiliated with Scudder. (The proposed Agreement also specifically provides that the Fund will pay the expenses, such as travel expenses, of Directors and officers of the Fund who are Directors, officers or employees of Scudder, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof held outside Boston, Massachusetts or New York, New York.) During the fiscal year ended June 30, 1996, no compensation, direct or otherwise (other than through fees paid to Scudder) was paid or became payable by the Fund to any of its officers or Directors who were affiliated with Scudder.

     The present Agreement directs Scudder at all times to seek for the Fund the most favorable execution and net price available when selecting brokers or dealers and placing orders for the Fund. The proposed Agreement states that the placing of all such orders and the selection of brokers or dealers shall be performed in accordance with Fund policies as set forth in the Fund's Registration Statement. The Fund's Statement of Additional Information (Part B of the Fund's Registration Statement) currently states that the primary objective in placing orders for the Fund is to obtain the most favorable net result taking into account price, commission (if any), size of order, difficulty of execution and the skill required by the executing broker or dealer.

     The present Agreement provides that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such Agreement. The proposed Agreement provides that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, provided that nothing in the Agreement shall be deemed to protect or purport to protect against any liability to the Corporation, the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties, or by reason of the reckless disregard of the obligations and duties hereunder. Any person, even though also employed by Scudder, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of Scudder.

     The present Agreement provides that the Fund may use a name derived from the name "Scudder, Stevens & Clark, Inc.," only so long as such Agreement, or any extension, renewal or amendment thereof, remains in effect. The proposed Agreement provides that the Fund is granted a nonexclusive right and sublicense to use the "Scudder" name and mark as part of the Corporation's name, and the Scudder Marks in connection with the Corporation's investment products and services.

     If approved by the shareholders, the proposed Agreement will become effective on the day following such approval and will remain in force until September 30, 1997, and the present Agreement will terminate. The proposed
Agreement would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Non-Interested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Directors, or a majority of the Fund's outstanding voting securities, as defined below. The proposed Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the shareholders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The present Agreement requires annual approval of its continuance and contains the same termination provisions as the proposed Agreement.

     The present Agreement will continue in effect if this Proposal is not approved. The present Agreement was last approved by the Directors on September 6, 1995 and by the shareholders on September 15, 1989, at a meeting held in order to elect Directors to the Board, ratify the selection of independent accountants, and approve amendments to the Corporation's Articles of Incorporation.

Required Vote

     Approval of the proposed Agreement will require the affirmative vote of a majority of the Fund's outstanding voting securities, which as used in this Proxy Statement means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy, whichever is less. The Directors recommend that shareholders vote to approve the proposed Agreement.

Investment Manager

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, E. Michael Brown*, Lynn S. Birdsong#, Nicholas Bratt#, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets on the next $850 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $56,133.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

     During the fiscal year ended June 30, 1996, the Fund paid total brokerage commissions of $235,304.

- ---------------------------

*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+++  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson,  Suite 5400, Chicago, Illinois

              (3) APPROVAL OR DISAPPROVAL OF ARTICLES OF AMENDMENT
   AND RESTATEMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION, AS AMENDED

     This Proposal would replace, under Maryland corporate law, the Corporation's Articles of Incorporation, as amended (the "current Articles") with Articles of Amendment and Restatement (the "proposed Articles") in the form set forth in Exhibit B.

     The Corporation was incorporated in March, 1988. The current Articles were last amended and restated in September, 1988. Many changes have occurred since that time in both the investment company industry and in Maryland corporate law which the Directors of the Corporation have determined would make the adoption of the proposed Articles beneficial to shareholders. The principal changes which would occur if the proposed Articles are approved are described in this Item 3.

Multiple Series and Classes of Shares

     The proposed Articles would permit the Board of Directors of the Fund to issue shares of capital stock in multiple series and classes. The proposed Articles set forth that any additional series of the Corporation would have separate investment objectives and policies, and under the proposed Articles each series would be insulated from the liabilities of the other series.

     Division of the shares into different classes (each a "Class") would permit shares of different Classes to be distributed by different methods, and shareholders of different Classes might bear different expenses in connection with such methods of distribution. Shareholders of a particular Series would continue to have an interest in the same portfolio of assets. For example, the shares of one Class might be made available through an administrative agreement with a bank, while the shares of another Class might continue to be available through the Distributor without a sales charge. In such an instance, the bank might be compensated for its services through payment by the Fund of an administrative fee, which would be allocated only to the shares of the Class available through the bank. Thus shareholders who purchased their shares through the Distributor would not bear the expense of making shares available through the bank. In the future, there may be other considerations which would make it advisable to divide shares into different Classes.

     The Directors have no present intention of taking the action necessary to effect the division of shares into separate Classes, nor of changing the method of distribution of shares of the Fund, although the Fund may take such action in the future without further shareholder approval. If the shares were divided into Classes and it was proposed that one or more Classes bear expenses of an activity primarily intended to result in the sale of shares, the vote of a majority of the outstanding voting securities of the affected Class or Classes would be required to approve a "Rule 12b-1 plan" to permit the bearing of such expenses.

Net Asset Value

     The current Articles contain detailed parameters regarding net asset value within which the Board or its delegate operates and exercises certain discretion. It is contemplated, at this time, that net asset value will continue to be determined in the same fashion as outlined in the current Articles. However, the proposed Articles will permit the Board more flexibility in setting guidelines for the determination of net asset value in the event that new securities, technology or regulatory changes should make advisable changes in the method of calculating net asset value.

     Shareholders would be advised of any changes in the method or timing of the calculation of net asset value through amendments or supplements to the Fund's registration statement, shareholder reports, or otherwise.

Required Vote

     This proposal requires the approval of a majority of the votes outstanding entitled to vote. The Directors recommend that shareholders vote to approve the Articles of Amendment and Restatement.

                (4) RATIFICATION OR REJECTION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on June 4, 1996, the Board of Directors of the Corporation, including a majority of the Non-Interested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending June 30, 1997. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1996 will be audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Fund's annual and semiannual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors recommend that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

            (5) APPROVAL OR DISAPPROVAL OF THE ELIMINATION, AMENDMENT AND/OR RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

     As described in the following proposals, the Directors are recommending that shareholders approve a number of changes to the Fund's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purpose of these proposed changes is to increase the Fund's investment flexibility and to bring the Fund's policies more in line with those of many other Scudder funds.

     These changes largely reflect the elimination of certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations.

     The adoption of any of these proposals is not contingent on the adoption of any other proposal.

Required Vote

     Approval of each of these proposals require the vote of a majority of the outstanding voting securities of the Fund. The Directors have considered various factors and believe that these proposals are in the best interests of the Fund's shareholders. If a proposal is not approved, the Fund's present fundamental investment restriction will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction. The Directors recommend that shareholders vote in favor of the elimination, amendment and/or reclassification of the Fund's investment restrictions as described in Proposals A-K below.

A. Approval Or Disapproval Of The Reclassification Of And Amendment To The Fund's Investment Restriction With Respect To Margin Transactions

     The  Directors  are  recommending  that the Fund's  fundamental  investment
restriction   with   respect  to  margin   transactions   be   reclassified   as
non-fundamental and amended. The current restriction states as follows:

     "The Fund may not. . .
     purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If the proposal is approved, the Directors intend to replace this fundamental restriction with a similar non-fundamental restriction to comply with the remaining state's requirement.

     The proposed amended non-fundamental restriction would read as follows:

     "The Fund may not. . .
     purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities."

     Scudder recommended to the Directors making this fundamental investment restriction non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Directors could eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval. However, the Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Fund to borrow money in limited circumstances and only from banks.

B.   Approval  Or  Disapproval   Of  An  Amendment  To  The  Fund's   Investment
     Restriction With Respect To Making Loans By Purchasing Securities

     The Directors are recommending that the Fund's fundamental investment restriction relating to making loans be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .
     make loans other than through the purchase of securities of persons not in control of or under common control with, the Corporation or the Fund (including publicly held and privately placed debt securities such as notes, bonds and debentures), except that the Fund may lend its portfolio securities (provided such loans are fully collateralized and marked-to-market daily), and may enter into repurchase agreements"

     The proposed amended fundamental investment restriction would read as follows:

     "The Fund may not. . .
     make loans to other persons, except (a) loans of portfolio securities,  and
     (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans."

C.   Approval    Or    Disapproval  Of  An  Amendment  To  The Fund's Investment
     Restriction Relating To Underwriting Securities

     The Directors are recommending that the Fund's fundamental investment restriction relating to underwriting securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .
     act as an underwriter of the securities of others, except to the extent the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be an underwriting."

     The proposed amended fundamental investment restriction would read as follows:

     "The Fund may not. . .
     act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund."

D. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Investments In Real Estate

     The Directors are recommending that the Fund's fundamental investment restriction relating to investments in real estate be revised to grant the Fund the maximum flexibility in light of current regulatory requirements. The proposed policies are consistent with the equivalent policies of other funds managed by Scudder. The current restriction states as follows:

     "The Fund will not. . .
     invest in real estate or mortgages (but may invest in real estate investment trusts, companies whose business involves the purchase or sale of real estate or mortgages or securities that are secured by real estate) or commodities or commodity contracts, except (a) futures contracts including but not limited to contracts based on the performance of an index of securities or fluctuations in interest rates or for the future delivery of securities and gold and related options, (b) forward currency exchange contracts and foreign currency futures contracts and related options and
     (c) gold, silver, platinum and palladium bullion and gold, silver, platinum and palladium coins."

     The proposed amendments would provide maximum flexibility to invest in real estate related securities, as well as reserve for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities.

     The proposed amended fundamental investment restriction regarding real estate would read as follows:

     "The Fund may not. . .
     purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities)."

     To the extent the Fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

     In addition, the Fund will adopt a new fundamental policy to separately address the purchase of commodities. The new fundamental policy regarding commodities would read as follows:

     "The Fund may not. . .
     purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, and gold, silver, platinum and palladium bullion or coins."

     The proposed new fundamental policy regarding commodities amends the restriction to refer exclusively to physical commodities, so that transactions in what may technically be deemed to be commodities (such as certain derivatives contracts, and other similar instruments which may be developed in the future) would not be subject to the restriction. The proposed restriction also specifically excepts from its provisions the types of precious metals investments already permitted for the Fund. The Fund has no current intention to invest in any new types of derivatives, although the amended restriction will provide greater flexibility to do so in the future as new types of derivatives are developed.

E. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Concentration Of Its Assets

     The Directors are recommending that the Fund's fundamental investment restriction with respect to concentration of its assets be revised to make it clear that the Fund may invest more than 25% of its total assets in the securities of agencies or instrumentalities of the U.S. government. The current restriction states as follows:

     "The Fund may not. . .
     invest more than 25% of the Fund's total assets (taken at market value) in securities of issuers (other than wholly-owned subsidiaries of the Corporation) principally in the same industry, except Government Securities, and except that the Fund will invest at least 25% of its total assets in securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold bullion and coins."

     The proposed amended fundamental restriction, which makes certain other clarifying changes, would read as follows:

     "The Fund may not. . .
     purchase any securities (other than securities issued by wholly-owned subsidiaries of the Corporation) which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except that the Fund will invest at least 25% of its total assets in securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold bullion and coins."

     Scudder recommended this amendment to the Directors to make it clear that the Fund may invest in the securities of the agencies or instrumentalities of the U.S. government without regard to the 25% limit. Scudder believes that the current restriction does not prevent the Fund from investing in such securities without limit, because the SEC takes the position that government issuers, including agencies and instrumentalities of a governmental issuer, are not members of any industry. However, the proposed amendment is being made to avoid any ambiguity in the future, as well as to make that provision of the restriction consistent with the equivalent policies of other funds managed by Scudder.

F. Approval Or Disapproval Of The Elimination Of The Fund's Investment Restriction Which Prohibits Investing For The Purpose Of Controlling Another Company

     The Directors are recommending that the Fund's fundamental restriction prohibiting investing for control of another company be eliminated because such activities are regulated specifically under the 1940 Act, and therefore, this express investment restriction ("The Fund may not . . . invest for the purpose of exercising control or management of any other company (other than wholly-owned subsidiaries of the Corporation") is unnecessary.

G. Approval Or Disapproval Of The Reclassification Of And Amendments To The Fund's Investment Restriction With Respect To Investments In Issuers That Have Been In Operation For Less Than Three Years

     The Directors are recommending the elimination of the Fund's fundamental investment restriction which limits the Fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers." The current restriction states as follows:

     "The Fund may not. . .
     invest more than 5% of its total assets (taken at market value) in the securities of issuers (other than wholly-owned subsidiaries of the Corporation) having records of less than three years continuous operation (including the operations of predecessors), except Government Securities and except securities of closed-end investment companies."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Directors intend to replace this restriction with a substantially similar non-fundamental investment restriction to comply with the remaining state's requirement. Following such amendment, the Fund will, consistent with this state's requirement, continue to be able to invest up to 5% of its assets in the securities of unseasoned issuers. In addition, the restriction will exempt obligations issued by any foreign government or its agencies or instrumentalities, as well as certain U.S. government securities from its limitations to provide the Fund maximum flexibility.

     The new non-fundamental restriction would read as follows:

     "The Fund may not. . .
     purchase securities of any issuer (other than wholly-owned subsidiaries of the Corporation) with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, obligations issued or guaranteed by any foreign government or its agencies or instrumentalities and securities of closed-end investment companies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value."

     Scudder recommended to the Directors making this policy non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Directors could change or eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval.

H. Approval Or Disapproval Of The Reclassification Of And Amendments To The Fund's Investment Restriction With Respect To Investments In Securities Of Issuers In Which Management Of The Fund Or Scudder Owns Securities

     The Directors are recommending the reclassification as non-fundamental and subsequent amendment of the fundamental investment restriction which prevents the Fund from investing in the securities of issuers in which management of the Fund or Scudder owns a certain percentage of securities. The current restriction states as follows:

     "The Fund may not. . .
     purchase or retain the securities of any issuer (other than wholly-owned subsidiaries of the Corporation) any of whose officers, directors or security holders is an officer or director of the Corporation or of the Fund's investment adviser if after purchase one or more of such officers or directors owns beneficially more than 1/2 of 1% of the securities of such issuer, and such officers and directors together own beneficially more than 5% of such securities."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Directors intend to replace this fundamental restriction with a substantially identical non-fundamental investment restriction to comply with the remaining state's requirement. The text of this proposed non-fundamental restriction would read as follows:

     "The Fund may not. . .
     purchase or retain securities of any issuer (other than wholly-owned subsidiaries of the Corporation) any of whose officers, directors, trustees or security holders is an officer or director of the Corporation or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both."

     Scudder recommended to the Directors making this policy non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Directors could eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval. If the restriction were eliminated, the Fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the Fund or Scudder, except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act.

I. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Borrowing

     The Directors are recommending that the Fund's fundamental investment restriction relating to borrowing be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. Upon approval of this proposal, to conform to applicable state requirements, the Directors will adopt a non-fundamental restriction which would permit the Fund to borrow only from banks and would limit borrowings to 5% of total assets taken at market value.

Should state restrictions change, the Directors would be able to change this non-fundamental policy without shareholder approval.

     The current restriction states as follows:
     "The Fund may not. . .
     borrow, except as a temporary measure to meet redemption requests or for other extraordinary or emergency purposes, in an amount exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. For purposes of this restriction, the entry into futures contracts and related options in the manner described in the Prospectus shall not be deemed to create a borrowing."

     If this proposal is approved, the Directors intend to replace this restriction with the following fundamental investment restriction:
     "The Fund may not. . .
     borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements;
     provided  that  the  Fund   maintains   asset  coverage  of  300%  for  all
     borrowings."

     And would adopt the following non-fundamental policy:

     "The Fund may not. . .
     borrow money in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks."

J. Approval Or Disapproval Of The Elimination Of The Fund's Investment Restriction Prohibiting The Issuance Of Any Securities

     The Directors propose that the Fund's fundamental restriction prohibiting the issuance of securities be eliminated, since the essence of this policy is contained within Proposal K below, and reads as follows:

     "The Fund may not . . .

     issue any securities other than its shares of common stock except as appropriate to evidence indebtedness which the Fund is permitted to incur."

K.   Approval   Or   Disapproval   Of   An   Amendment  To The Fund's Investment
     Restriction Regarding The Issuance Of Senior Securities

     The Directors are recommending that the fundamental investment restriction relating to the issuance of senior securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .
     issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (9) and except for shares of any additional series which may be established by the Board of Directors of the Corporation. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of options and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund assets."

     The Directors propose that this policy be amended to read as follows:

     "The Fund may not. . .
     Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Corporation, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction."

                             ADDITIONAL INFORMATION
Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Corporation, personnel of Scudder or an agent of the Fund for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by September 4, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Corporation, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

345 Park Avenue                              By Order of the Board of Directors
New York, New York 10154                     Thomas F. McDonough
July 22, 1996                                Secretary

                                                                       EXHIBIT A


                           SCUDDER MUTUAL FUNDS, INC.
                                 345 Park Avenue
                               New York, NY 10154

                                                              September __, 1996

Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York 10154

                         Investment Management Agreement
                                Scudder Gold Fund

Ladies and Gentlemen:

     Scudder Mutual Funds, Inc. (the "Corporation"), has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Amended and Restated Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors has divided the Corporation's shares of capital stock, par value $0.01 per share, (the
"Shares") into separate series, or funds, including Scudder Gold Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

     The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

(a) The Articles dated September __, 1996, as amended to date.

(b) By-Laws of the Corporation as in effect on the date hereof (the  "By-Laws").

(c) Resolutions of the Directors of the Corporation selecting you as investment manager and approving the form of this Agreement.

     The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and "Scudder, Stevens & Clark," trademarks (together, the "Scudder Marks"), you hereby grant the Corporation a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Corporation's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Corporation's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Corporation, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Corporation agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Corporation's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Corporation shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Corporation further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Corporation rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Corporation shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Corporation as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Corporation, or you no longer are a licensee of the Scudder Marks, the Corporation shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Corporation use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

   3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation to comply with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

   4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities, the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Corporation on behalf of the Fund shall pay you on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of 1 percent of the average daily net assets as defined below of the Fund for such month; over (b) the greater of (i) the amount by which the Fund's expenses exceed the lowest applicable expense limitation (as more fully described below) or (ii) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

     You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Fund may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 6 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 6, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit your fees if not required by an applicable statute or regulation referred to above in this section 6.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1997, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

  10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund and by the Corporation's Board of Directors, including a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

  11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                SCUDDER MUTUAL FUNDS, INC.,

                                on behalf of Scudder Gold Fund

                                By: ______________________________
                                    President



The foregoing Agreement is hereby accepted as of the date thereof.

                                SCUDDER, STEVENS & CLARK, INC.

                                By: ______________________________
                                    Managing Director

                                                                       EXHIBIT B


                           SCUDDER MUTUAL FUNDS, INC.
                      ARTICLES OF AMENDMENT AND RESTATEMENT

         (Under Section 2-609 of Corporations and Associations Article)

   Scudder Mutual Funds, Inc., a Maryland corporation having its principal office in New York, New York and having The Corporation Trust Incorporated as its resident agent located at 32 South Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

1. The Corporation desires to amend and restate as hereinafter provided its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Charter of the Corporation as currently in effect.

2. The Charter of the Corporation is hereby amended, by striking Articles II, III, IV, V, VI, VII, VIII, and IX in their entirety and substituting in lieu thereof the following:

     "Second: Name.

   The name of the Corporation is SCUDDER MUTUAL FUNDS, INC.

     "Third: Corporate Purposes.

   The purpose or purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Amendment and Restatement.

     "Fourth: Address and Resident Agent.

   The post office address of the principal office of the Corporation in the State of Maryland is:

                           c/o The Corporation Trust Incorporated
                           32 South Street
                           Baltimore, Maryland 21202

   The name and post office address of the resident agent of the Corporation in the State of Maryland is:

                           The Corporation Trust Incorporated
                           32 South Street
                           Baltimore, Maryland 21202

   Such resident agent is a Maryland corporation.

     "Fifth: Capital Stock.

      (1) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is three billion (3,000,000,000) shares, par value of one cent ($0.01) per share, such shares having an aggregate par value of thirty million dollars ($30,000,000).

      (2) Authorization of Stock Issuance. The Board of Directors may authorize the issuance and sale of capital stock of this Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

      All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Amendment and Restatement and the By-Laws of the Corporation, as each may be amended, supplemented and/or restated from time to time.

      (3) Fractional Shares. The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share, including without limitation the right to vote and the right to receive dividends.

      (4) Power to Classify. The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemptions of such shares of stock. Pursuant to such classification or reclassification, the Board of Directors may increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references herein to capital stock shall apply without discrimination to the shares of each class or series of stock. Pursuant to such power, there is hereby established and classified a series comprised of one hundred million (100,000,000) shares to be known as "Scudder Gold Fund".

      (5) Series-General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation, including Scudder Gold Fund, shall be as follows, unless otherwise provided in Articles Supplementary hereto:

         (a) Assets Belonging to Class. All consideration received by the Corporation for the issue or sale of stock of a particular class or series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class or series for all purposes, subject only to the rights of creditors and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular class or series shall be allocated to and among any one or more series or classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series or class shall belong to that series or class. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

         The shares of any subsidiary purchased with the assets of a particular series or class shall be deemed to be an asset belonging to that series or class and all income, earnings, profits and proceeds of such subsidiaries, including all proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to such series or class for all purposes and shall be so recorded on the books of account of the Corporation, subject only to the rights of creditors.

         (b) Liabilities Belonging to Class. The assets belonging to each class or series shall be charged with the liabilities of the Corporation in respect of that class or series and with all expenses, costs, charges and reserves attributable to that class or series and shall be so recorded on the books of account of the Corporation. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charges to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

         (c) Income. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding. "Income belonging to" a class or series includes all income, earnings and profits derived from assets belonging to that class or series, less any expenses, costs, charges or reserves belonging to that class or series, for the relevant time period.

         (d) Dividends and Distributions. Dividends and distributions on shares of a particular class or series may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class or series.

         All dividends on shares of a particular class or series shall be paid only out of the income belonging to that class or series and capital gains distributions on shares of the class or series shall be only out of the capital gains belonging to the class or series. All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the shareholders of that class or series held by such shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or the class or series to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to reduce or eliminate liability of the Corporation or the class or series for taxes, including federal income and excise taxes, but nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company or to reduce or eliminate liability of the Corporation or the class or series for any such taxes.

         Dividends and distributions may be paid in cash, property or shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time.

         (e) Tax Elections. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the Internal Revenue code of 1986, as amended, without the vote of stockholders of the Corporation or any series or class.

         (f) Liquidation. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets of that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections (5)(a) and (5)(b) of this Article Fifth. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets of that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

         (g) Voting Rights. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected classes or series and other classes or series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

         (h) Quorum. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote thereat, without regard to class, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, required approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

      (6) Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose a proportion greater than a majority of the votes of all classes or series, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Amendment and Restatement and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder.

      (7) No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether new or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been required, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

     "Sixth. Transfers of Capital Stock.

      (1) Issue of Shares.

         (a) The Board of Directors may from time to time issue, reissue, sell or cause to be reissued and sold any of the Corporation's authorized shares of capital stock, including any additional shares hereafter authorized and any shares redeemed or repurchased by the Corporation.

         (b) Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

         (c) For any corporate purpose, such as in connection with the acquisition of all or substantially all the assets or stock of another investment company or investment trust, the Board of Directors may issue or cause to be issued shares of capital stock of the Corporation and accept in payment therefor, in lieu of cash, assets or other property, either with or without adjustment for contingent costs or liabilities, provided such assets or other property are of the character in which the Corporation is permitted to invest.

   (2) Redemption of Shares.

         (a) The Board of Directors shall authorize the Corporation to the extent it has funds or other property legally available therefore and subject to such reasonable conditions as the Board of Directors may determine, to permit each holder of shares of capital stock of the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares, determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

         (b) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (1) failure to provide the Corporation with a tax identification number, (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, and (3) if necessary, in the opinion of the Board of Directors of the Corporation, in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, such redemption to be effected at such a price, at such time and subject to such conditions as may be required or permitted by applicable law.

         (c) Payment for redeemed stock shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

         (d) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease as of the time at which the redemption price is to be paid, except the right of such stockholder to receive payment of such shares as provided herein.

         (e) Notwithstanding any other provisions of this Article, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940, and the rules, regulations and orders issued thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

         (f) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and
     reclassification   as  provided  in  these   Articles  of   Amendment   and
     Restatement.

      (3) Repurchase of Shares. The Board may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

      (4) Conversion and Exchange. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

     "Seventh: Board of Directors.

   The number of directors of the Corporation shall be five, or such other number as may from time to time be fixed in the manner provided in the By-laws of the Corporation, provided that the number of directors shall not be less than the minimum number required under the Maryland General Corporation Law. The By-laws may authorize a majority of the directors to increase or decrease the number of directors within the limits set by these Articles and to fill vacancies created by an increase in the number of directors. Except as provided in the By-laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The names of the directors who are in office and who shall act as such until their successors are duly elected and qualify are as follows:

                                Thomas J. Devine
                                Keith R. Fox
                                Daniel Pierce
                                Gordon Shillinglaw
                                (Dudley Ladd)

      (1) Removal of Directors. Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-laws, a director may be removed with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

      (2) Powers of Directors. In addition to any powers conferred herein or in the By-laws, the Board of Directors may, subject to any express limitations contained in these Articles or in the By-laws, exercise the full extent of powers conferred by the Maryland General Corporation Law or other applicable law upon corporations or directors thereof, and the enumeration and definition of particular powers herein or in the By-laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

         (a) to make, alter, amend or repeal from time to time the By-laws of the Corporation except as otherwise provided by the By-laws, or required by the Investment Company Act of 1940.

         (b) subject to requirements of the Investment Company Act of 1940, to authorize the Corporation to enter into contracts. Such contracts may be for any lawful purpose, whether or not such purpose involves delegating functions normally performed by the Board of Directors, including, but not limited to, the provisions of investment management for the Corporation's investment portfolio, the distribution of securities issued by the Corporation, the administration of the Corporation's affairs, the provisions of transfer agent services with respect to the Corporation's shares of capital stock, and the custody of the Corporation's assets. Any party (including its associates) may be retained in multiple capacities pursuant to one or more contracts and may also perform services, including similar or identical services, for others, including other investment companies. Subject to the requirements of applicable law, such contracts may provide for compensation to be paid by the Corporation in such amounts, including payments of multiple amounts for parties (including their affiliates) acting in multiple capacities, as the Board of Directors shall determine in its discretion to be proper and reasonable.

         (c) to authorize from time to time the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors and committees thereof.

         (d) subject to the requirements of applicable law, to establish, in its absolute discretion, the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise.

         Without limiting the foregoing, the Board of Directors may determine that the net asset value per share of any class or series should be maintained at a designated constant value and may adopt procedures, not inconsistent with applicable law, to accomplish that result. Such procedures may include a requirement, in the event of a net loss with respect to the particular class or series from time to time, for automatic pro rata capital contributions from each stockholder of that class or series in amounts sufficient to maintain the designated constant share value.

         (e) to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals as it shall determine; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

         (f) to make such elections, in its discretion, as to the tax status of the Corporation or any series or class of the Corporation's capital stock as may be permitted or required by the Internal Revenue Code of 1986, as amended.

      (3) Determination by Board of Directors. Any determination made in good faith and, in the case of accounting matters, in accordance with generally accepted accounting principles, by or pursuant to the direction of the Board of Directors shall be final and shall be binding upon the Corporation and upon all stockholders, past, present and future, of each class and series.

   "Eighth: Reservation of Right to Amend.

   The Corporation reserves the right to amend or repeal any provision contained in these Articles of Amendment and Restatement from time to time and at any time in the manner now or hereafter prescribed by the laws of the State of Maryland and all rights herein conferred upon stockholders are granted subject to such reservation.

   "Ninth: Contracts.

   The Corporation may enter into any contract with any corporation, firm, partnership, trust or association, although one or more of the Directors, officers or shareholders of the Corporation may be an officer, director, partner, trustee, shareholder or member of, or have an interest in, such other party to the contracts, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship or interest, nor shall any person holding such relationship be liable merely by reason of such relationship or interest for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair to the Corporation.

   "Tenth: Liability and Indemnification.

   To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages. The limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to these Articles of Amendment and Restatement or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

   The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required by Maryland law, including Section 2-418 of the Maryland General Corporation Law, as may be amended from time to time, and the Investment company Act of 1940. The

By-laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.

   The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporations, partnership, joint venture, trust or other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.

   The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Amendment and Restatement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

   Nothing in these Articles of Amendment and Restatement shall be deemed to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties hereunder.

   "Eleventh: Stockholders.

      (1) Meetings of Stockholders. Unless an election of directors is required by the Investment Company Act of 1940, the Corporation shall not be required to hold an annual meeting of stockholders in any year.

      (2) Inspection of Records. Stockholders of the Corporation shall have only such rights to inspect and copy the records, documents, accounts and books of the Corporation and to request statements regarding its affairs as are provided by the Maryland General Corporation Law, subject to such reasonable regulation, not contrary to the General Laws of the State of Maryland, as the Board of Directors may from time to time adopt regarding the conditions and limits of such rights.

      (3) No Liability. The stockholders of the Corporation shall not be liable for, and their private property shall not be subject to, claim, levy or other encumbrance on account of the debts or liabilities of the Corporation, to any extent whatsoever.

      (4) Owner of Record. The Corporation shall be entitled to treat the person in whose name any share of the capital stock of the Corporation is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, sale of the property and assets of the Corporation, or otherwise, and for the purpose of votes, approvals and consents by stockholders and for the purpose of notices to stockholder, and for all other purposes whatsoever; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share, on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by law."

3. The number of directors of  the   Corporation  is five,  and the names of the
directors are set forth above in Article Seventh.

4. The Board of Directors of the Corporation, at a meeting duly convened and held on June 4, 1996, adopted a resolution in which was set forth the foregoing amendment and restatement of the Charter, declaring that said amendment and restatement of the Charter was advisable, and directing that it be submitted for consideration at a special meeting of the stockholders of the Corporation.

5. The amendment and restatement of the Charter as hereinabove set forth was duly approved by the stockholders of the Corporation at a special meeting held on September ___, 1996.

6. The Articles of Amendment and Restatement shall become effective upon filing with the State Department of Assessments and Taxation of Maryland.

     IN WITNESS WHEREOF, SCUDDER MUTUAL FUNDS, INC. has caused these present to be signed in its name and on its behalf by its President and witnessed by its Vice President and Secretary on ________, 1996.

                                                 Scudder Mutual
                                                 Funds, Inc.


                                                 By:____________________________
                                                     Daniel Pierce, President

Witness:


- -------------------------------------------------
Thomas F. McDonough, Vice President and Secretary


PROXY                                                  SCUDDER GOLD FUND                                                PROXY

                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     Special Meeting of Stockholders -- September 4, 1996

     The undersigned  hereby appoints Daniel Pierce,  Dudley Ladd and Keith R. Fox and each of them, the proxies of the undersigned, with the power of substitution  to each of them, to vote all shares of Scudder Gold Fund,  which the undersigned is entitled to vote at the Special Meeting of Stockholders of Scudder Gold Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor,
345 Park Avenue (at 51st Street),  New York, New York 10154, on Wednesday,  September 4, 1996 at 2:00 p.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided,  the undersigned's vote will be cast FOR each numbered item listed below.
1. The election of Directors;

               FOR all nominees listed below                             WITHHOLD  AUTHORITY
               (except as marked to the contrary below) __               to vote for all nominees listed below __

          Nominees: Daniel Pierce, Thomas J. Devine, Keith R. Fox, Dr. Gordon Shillinglaw and Dudley Ladd

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.) ______________________________________________


2.   Approval of a new Investment Management Agreement between the Fund and          FOR __      AGAINST __      ABSTAIN __
     Scudder, Stevens & Clark, Inc.;                                                       (continued on other side)





3.   Approval of Articles of Amendment and Restatement to the Fund's Articles        FOR __      AGAINST __      ABSTAIN __
     of Incorporation, as amended;

4.   Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's         FOR __      AGAINST __      ABSTAIN __
     independent accountants;

5.   Approval of the elimination, amendment and/or reclassification of certain       FOR __      WITH-   __      FOR ALL __
     fundamental investment restrictions.                                                        HOLD            EXCEPT

     If you do not wish your shares voted "FOR" a particular Amendment, mark the
     "FOR ALL EXCEPT" box and strike a line  through  that  Amendment's  letter.
     Your shares shall be voted for the remaining Amendments.                    A    B    C    D    E    F    G    H    I    J    K

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                                      Please  sign  exactly as your  name or  names  appear.
                                                                      When  signing  as attorney,  executor,  administrator,
                                                                      trustee or guardian, please give your full title as such.

                                                                      ---------------------------------------------------------
                                                                                       (Signature of Stockholder)

                                                                      ---------------------------------------------------------
                                                                                   (Signature of joint owner, if any)

Date                            , 1996
    ----------------------------


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED